SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2003


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-22056                                           86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENT

     On February 13, 2003, Rural/Metro Corporation, a Delaware corporation, issued a press release announcing its results for the second quarter ended December 31, 2002.

ITEM 7. EXHIBITS

          Exhibit        Description
          -------        -----------

            99.1 Press Release of Rural/Metro Corporation, dated February 13, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RURAL/METRO CORPORATION


Date: February 13, 2003                 By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


Exhibit No.                               Exhibit
-----------                               -------

   99.1        Press Release of Rural/Metro Corporation, dated February 13, 2003